
DW
LISTED
NYSE
DREW
DREW INDUSTRIES INCORPORATED
DW
LISTED
NYSE
DREW
DECEMBER
11
THURSDAY
2003
DW
LISTED
NYSE

A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

Forward-Looking Statements

- This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company's common stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses and income, whenever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors as identified in this presentation and in our Form 10-K for the year ended December 31, 2007, and in our subsequent Form 10-Qs filed with the SEC.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of credit for financing the retail and wholesale purchase of manufactured homes and recreational vehicles, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the disposition into the market by FEMA, by sale or otherwise, of RVs or manufactured homes purchased by FEMA, in connection with natural disasters, changes in zoning regulations for manufactured homes, a sales decline in either the RV or the manufactured housing industries, the financial condition of our customers, retention of significant customers, interest rates, oil and gasoline prices, the outcome of pending litigation, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

About Drew Industries

A leading national manufacturer of quality components for Recreational Vehicles (RV) and Manufactured Homes (MH)



Company Overview

- Headquartered in White Plains, New York – 11 employees
- 36 manufacturing facilities in the U.S.
- Approximately 3,000 employees nationwide
- Content per Recreational Vehicle has grown at 21% annually since 2001; Content per Manufactured Home at 15%

Financial Performance

Sales and EBITDA (in millions)



RV Segment sales
MH Segment sales
EBITDA(1)
$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$572
108
171
220
348
448
509
492
423
147
154
134
183
221
220
177
149
2001
2002
2003
2004
2005
2006
2007
LTM 9/08

(1) 2001- LTM September 2008 EBIDTA CAGR = 12%. EBITDA is operating profit plus depreciation and amortization (see page 38).

Drew's Companies

- **Kinro, Inc.** - Acquired 1980
  - Aluminum windows for RVs
  - Doors for RVs and MHs
  - Aluminum and vinyl windows and screens for MHs
  - Bath and shower units, and sinks for MHs and RVs
  - Exterior panels for RVs

- **Lippert Components, Inc.** - Acquired 1997
  - Chassis and chassis parts for RVs and MHs
  - Slide-out mechanisms and leveling devices for RVs
  - Axles for towable RVs, MHs and specialty trailers
  - Bed lifts and ramp doors for "toy-hauler" RVs
  - Furniture products for towable RVs
  - Steps for RVs
  - Electric stabilizer jacks
  - Suspension systems for towable RVs
  - Specialty trailers for boats, personal watercraft and hauling equipment

Drew's Management Team

INNOVATIVE & EXPERIENCED MANAGEMENT

Highly respected and experienced management:

DREW

- **Leigh J. Abrams, CEO 35+ years**
- **Fredric M. Zinn, President 25+ years**



Leigh Abrams



Fredric Zinn

LIPPERT - KINRO

Jason D. Lippert, CEO, President and Chairman of Lippert 13+ years



Jason Lippert

Excellent management training and incentive programs

Drew's Segments – LTM 9/30/08

Revenues - $572 million


MH = $149 million
26%
RV = $423 million
74%
90+% for towable RVs



Segment Operating Profit - $56 million


MH = $14 million
25%
RV = $42 million
75%



Drew's Products

Sales - $572 million
12 Months Ended September 30, 2008



RV Chassis, Slide-outs and Other Chassis Parts: $270 million
47%
MH Windows and Screens: $67 million
12%
MH Chassis and Chassis Parts: $59 million
10%
MH and RV Bath Products: $22 million
4%
Specialty Trailers: $16 million
3%
Other: $3 million
1%
6%
RV and MH Axles and Tires: $37 million
16%
RV Windows and Doors: $91 million
1%
Furniture Products: $7 million

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 36 production facilities (approximately 3.0 million sq. ft.), make us a key partner with our customers, including:

RV and MH

- Fleetwood (NYSE: FLE)
- Skyline (NYSE: SKY)

RV

- Coachmen (NYSE: COA)
- Forest River (owned by Berkshire Hathaway – 2nd largest customer)
- Heartland Recreational Vehicles, LLC (privately owned)
- Monaco Coach (NYSE: MNC)
- Starcraft (privately owned)
- Thor (NYSE: THO) - largest customer

MH

- Champion (NYSE: CHB)
- Clayton (owned by Berkshire Hathaway – 2nd largest customer)
- Oakwood Homes and Southern Energy Homes (owned by Clayton)
- Palm Harbor (Nasdaq: PHHM)

Other than Thor and Berkshire Hathaway, no customer represents more than 6% of consolidated sales.

Business Strategy

- **Increase sales and profitability through**
  - Market share growth
  - New product introductions
  - Strategic acquisitions
  - Operational efficiencies
- **This strategy accomplished through**
  - Outstanding customer service
  - Motivating management through profit incentives and training programs
  - Low cost manufacturing:
    - Optimizing production efficiencies through state-of-the-art manufacturing technology and stringent cost controls
    - Facility consolidations and fixed cost reductions
  - R & D efforts
  - Disciplined and patient acquirer

Content Per Vehicle - RV

Peak potential is $2,700 to $3,000 per RV
90+% of RV Segment sales are for Towable RVs



2001-2007 CAGR = 21%
$419
$550
$684
(1)
$907
(1)(2)
$1,048
(1)(2)
$1,212
(1)
$1,326
(1)(3)
$1,528
2001
2002
2003
2004
2005
2006
2007
LTM
9/30/08

Operating profit margin 8.7% 10.0% 11.6% 9.8% 9.7% 8.6% 12.8% 9.9%

(1) Excludes sales of specialty trailers, which are included in the RV segment.
(2) Excludes sales of Emergency Living Units ("ELUs") purchased by FEMA.
(3) Includes historical sales for acquisitions assuming the acquisition was made at the beginning of the period.

See Page 19 for Industry Information

Content Per Home - MH

Peak potential is $3,400 to $3,700 per home



2001-2007 CAGR = 15%
$763
$916
$1,021
$1,457
$1,507
$1,784
$1,754
$1,601
2001
2002
2003
2004
2005
2006
2007
LTM 9/30/08

Operating Profit margin **10.8%** **10.9%** **10.8%** **10.5%** **10.6%** **9.1%** **8.5%** **9.3%**

See Page 22 for Industry Information

Acquisition Criteria

STRATEGIC ACQUISITIONS

- Drew is a **disciplined** and **patient** acquirer
- Target price less than 6 times pro forma EBITDA
- Immediately accretive
- Complementary to our core RV (including specialty trailers) and MH markets
- Seek to acquire products or technologies that we can introduce through our nationwide customer base and factory network
- Become a more extensive supplier to our customers

Acquisition History – 23 Acquisitions


STRATEGIC ACQUISITIONS
1980 – 2005
17 Acquisitions including
Kinro (1980) and Lippert Components (1997)
June 2006
HAPPIJAC
Bed lifts for "toy haulers"
Annual sales of $15 million
May 2007
COACH STEP
Electric steps for motorhomes
Annual sales of $2 million
July 2008
SEATING TECHNOLOGY
Furniture for RVs
Annual sales of $40 million
March 2006
STEELCO
MH & RV Chassis
Annual sales of $8 million
January 2007
TRAILAIR/ EQUA-FLEX
RV suspension systems
Annual sales of $3 million
July 2007
EXTREME ENGINEERING
Custom boat trailers
Annual sales of $12 million

Each of our RV and MH acquisitions has expanded geographic markets or broadened product lines.

Seating Technology

- Furniture products primarily for towable RVs, including folding sofas for toy hauler RVs, a full line of upholstered furniture, mattresses, decorative pillows, wood-backed valances and quilted soft good products
- Excellent reputation in the RV industry
- Fragmented, regional industry
- Opportunity for growth and expansion to Drew's existing customers
- Estimated Market Potential - $150 million

Investments

- Kinro and Lippert have extensive R&D departments
- Since January 1998



  - Invested over $154 million in plant and equipment
  - Invested nearly $161 million for acquisitions
  - Invested $28 million for stock repurchases at an average price of $5.85 per share through September 30, 2008
- These investments have been accretive to earnings

RV Market

TOWABLE RVS (90+% of Drew's RV Segment revenues)



Travel trailer



Fifth wheel travel trailer



Travel trailer with expandable ends



Sport utility RV "Toy Hauler"



Folding camping trailer



Truck camper

- 84% of industry 2007 unit sales
- 47% of 2007 wholesale dollar sales, or $5.5 billion
- Retail cost $4,000 to $100,000 per unit. Average about $20,000

From 1998 to 2007 the travel trailer and 5th wheel market grew at an annual rate of approximately 6%, compared to a 2% annual decrease in motorhome shipments

MOTORHOMES (5% of Drew's RV Segment revenues)



Type A Motorhome



Type B Motorhome



Type C Motorhome

- 16% of industry 2007 unit sales
- 53% of 2007 wholesale dollar sales, or $6.1 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $100,000

RVs - Industry Wholesale Shipments

90+% of Drew's RV product sales are for Travel Trailers and 5th Wheel RVs

(Vehicles in thousands, Sales in millions)



Units
Sales
Travel Trailers & 5th Wheel
Other Towables
Motorhomes
Drew's RV Sales
500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
293
321
300
257
311
321
370
384
391
353
267
255
155
178
177
157
196
214
254
281
293
262
208
200
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 Proj.
2009 Proj.

Excludes emergency living units purchased by FEMA in 2005 and 2006. Projections are the latest published by the RVIA.

Trends In RV Market

STRONG LONG-TERM GROWTH PROSPECTS

- Positive Demographic Trends
  - Americans 50 and over are a prime market for RVs
  - According to March 2004 census projections, there are expected to be 20 million more people over 50 by 2014



- Industry Advertising Campaign
  - Target Market 25 and over
- Airport security hassles and high airline ticket prices increase RV travel use

How RVs Are Used

STRONG LONG-TERM GROWTH PROSPECTS

- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
  - "Toy Haulers"
- More economical family vacations
  - Typical RV family vacation up to 74% less expensive
- Many RVs are "parked" over the long-term as second homes



MH – Industry Production

(Homes in thousands, Dollars in millions)



Units
Sales
Multi-Sections
Single-Section
Drew's MH Sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
373
349
251
193
168
131
131
147
117
96
90
144
123
75
49
37
27
34
53
33
28
25
61%
65%
70%
75%
78%
80%
74%
64%
72%
71%
72%
229
226
176
144
131
104
97
94
84
68
65
$196
$191
$152
$147
$154
$134
$183
$221
$220
$177
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Est.

Drew's MH Segment remained profitable every quarter since 1998.

Manufactured Housing (MH)Market

STRONG LONG-TERM GROWTH PROSPECTS

- Cost per sq. ft. is $40 for MH vs. $92 for site-built homes
- Average retail price of $64,200 for a 1,600 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production was down 74% from 1998 to 2007. Drew has remained profitable in its MH segment through the 10 year industry downturn.

MH: Industry Financing Trends

STRONG LONG-TERM GROWTH PROSPECTS

- Improved lending practices
- Conventional financing more common than chattel; improves collateral
- Subprime market woes could help MH
- Recently passed legislation increased FHA insured chattel loan limits (home only)on manufactured homes from $48,600 to $69,678 and provides for a tax credit of up to $7,500
- Pressure on Fannie Mae/Freddie Mac to support MH loans

MH: Other Favorable Factors

STRONG LONG-TERM GROWTH PROSPECTS

- Affordability and quality
- Baby Boomers retiring in increasing numbers
- Dealer and manufacturer inventory levels are reasonable
- Favorable HUD code revisions
- Improved industry image
  - Advertising campaign may begin in 2009
- Berkshire investments



Financial Performance

- Stock Price History
  - Drew has 21 million shares outstanding and a market capitalization of approximately $250 million as of November 3, 2008



50
40
30
20
10
0
$3
$5
$8
$14
$18
$28
$26
$44
$27
$12
2000
2001
2002
2003
2004
2005
2006
10/5/07
2007
11/3/08

(December 31 unless noted)

During 2008, Drew repurchased 447,400 shares of its common stock at an aggregate of $8.3 million, or an average price of $18.58 per share

Operating Results

FINANCIAL PERFORMANCE

Year Ended December 31, (except as noted)

($ in millions, except EPS)	2005	2006[1]	2007[1]	2007 vs 2006	LTM 9/30/08[1]
Sales	$669	$729	$669	-8%	$572
Operating Profit	$57.7	$55.3	$66.0	+19%	$ 45
% of Sales	8.6%	7.6%	9.9%		7.9%
Net Income	$33.6	$31.0	$39.8	+28%	$27.4
Diluted EPS	$1.56	$1.42	$1.80	+26%	$1.24
EBITDA[2]	$69.7	$71.0	$83.5	+18%	$62.0

(1) Sales beginning since the latter part of 2006 have been negatively impacted by weakness in both the RV and MH industries.

(2) EBITDA is operating profit plus depreciation and amortization (see page 38).

Results By Segment

FINANCIAL PERFORMANCE

($ in millions)	12/31/05	12/31/06(1)	12/31/07 (1)	2007 vs 2006	LTM 9/30/08(1)
Net sales					
RV Segment	$ 447.7	$ 508.8	$491.8	-3%	$422.6
MH Segment	$ 221.5	$ 220.4	$176.8	-20%	$149.2
Operating Profit					
RV Segment	$ 43.3	$ 43.6	$ 63.1	+45%	$ 41.9
MH Segment	$ 23.5	$ 20.1	$ 15.1	-25%	$ 13.9
Operating Profit as a Percentage of Net sales					
RV Segment	9.7%	8.6%	12.8%		9.9%
MH Segment	10.6%	9.1%	8.5%		9.3%

1) *Sales since the latter part of 2006 have been negatively impacted by weakness in both the RV and MH industries.*

See page 39 for a reconciliation to consolidated results.

Operating Results

FINANCIAL PERFORMANCE

Three Months Ended September 30,

($ in millions, except EPS)	2007	2008	
Sales	$173.4	$124.3	-28%
Operating Profit	$ 18.3	$ 4.5	-75%
% of Sales	10.5%	3.6%	
Net Income	$ 11.1	$ 2.6	-77%
Diluted EPS	$ 0.50	$ 0.12	-76%

Sales since the latter part of 2006 have been negatively impacted by weakness in both the RV and MH industries.

Results By Segment

FINANCIAL PERFORMANCE

Three Months Ended September 30,

($ in millions)	2007	2008	
Net sales			
RV Segment	$ 127.1	$ 85.7	-33%
MH Segment	$ 46.3	$ 38.6	-17%
Operating Profit			
RV Segment	$ 17.0	$ 4.6	-73%
MH Segment	$ 4.0	$ 3.9	-3%
Operating Profit as a Percentage of Net Sales			
RV Segment	13.4%	5.4%	
MH Segment	8.7%	10.1%	

Sales since the latter part of 2006 have been negatively impacted by weakness in both the RV and MH industries.

See Press Release dated October 31, 2008 for a reconciliation to consolidated results.

Operating Results

FINANCIAL PERFORMANCE

Nine Months Ended September 30,

($ in millions, except EPS)	2007	2008	
Sales	$530.1	$433.9	-18%
Operating Profit	$ 55.8	$ 35.0	-37%
% of Sales	10.5%	8.1%	
Net Income	$ 33.3	$ 20.9	-37%
Diluted EPS	$ 1.51	$ 0.95	-37%

Sales since the latter part of 2006 have been negatively impacted by weakness in both the RV and MH industries.

Results By Segment

FINANCIAL PERFORMANCE

Nine Months Ended September 30,

($ in millions)	2007	2008	
Net sales			
RV Segment	$390.2	$320.9	-18%
MH Segment	$140.6	$113.0	-20%
Operating Profit			
RV Segment	$ 53.1	$ 31.9	-40%
MH Segment	$ 12.2	$ 11.0	-10%
Operating Profit as a Percentage of Net Sales			
RV Segment	13.6%	9.9%	
MH Segment	8.6%	9.7%	

Sales since the latter part of 2006 have been negatively impacted by weakness in both the RV and MH industries.

See Press Release dated October 31, 2008 for a reconciliation to consolidated results.

Balance Sheet

FINANCIAL PERFORMANCE

($ in millions)	12/31/05	12/31/06	12/31/07	9/30/08
Total assets	$307	$311	$346	$346
Total debt	$ 73	$ 56	$ 27	$ 17
Invested cash	$ -	$ 3	$ 53	$ 8
Stockholders' equity	$168	$205	$252	$267
RATIOS				
Days sales in accounts receivable[1]	21 days	16 days	15 days	19 days
Inventory turns[2]	6.5 turns	5.6 turns	6.3 turns	4.7 turns

1) *Days sales in accounts receivable is the most recent month's net sales divided by accounts receivable, net, at the end of the period.*
2) *Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.*

Financial Strength

FINANCIAL PERFORMANCE

	12/31/05	12/31/06	12/31/07	9/30/08
Return on Equity	24%	16%	17%	11%
Return on Assets	12%	9%	12%	8%
Total Debt to Equity	0.4	0.3	0.1	0.1
Total Debt to EBITDA[1]	1.1	0.8	0.3	0.3

1) EBITDA is operating profit plus depreciation and amortization (see page 38)

Peer comparison

FINANCIAL PERFORMANCE

	Trailing P/E	Forward P/E	ROA	ROE
Drew (DW)	**7.6**	**13.9**	**11%**	**14%**
Champion (CHB)	N/A	6.4	2%	(3%)
Fleetwood (FLE)	N/A	N/A	(4%)	(25%)
Monaco (MNC)	N/A	N/A	(4%)	(31%)
Spartan (SPAR)	3.6	10.9	16%	33%
Thor (THO)	10.8	14.5	9%	13%
Winnebago (WGO)	61.3	13.1	(1%)	1%

Source: Capital IQ, November 4, 2008, except forward P/E, which is provided by Thomson Financial and is based on fiscal 2009 analyst projections.

Analyst Coverage

Avondale Partners, LLC
Kathryn Thompson – (615) 467-5637

CJS Securities
Mitch O'Brien – (914) 287-7600

Janney Montgomery Scott LLC
John T. G. Rogers – (202) 955-4316

RBC Capital Markets
Edward Aaron – (303) 595-1127

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thank you!

For more information contact:

Leigh J. Abrams
Chief Executive Officer
914-428-9098
leigh@drewindustries.com

Fredric M. Zinn
President
914-428-9098
fred@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2001	2002	2003	2004	2005	2006	2007	LTM 9/30/08
Operating Profit	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$ 45.2
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$12.0	$15.7	$17.6	$ 16.8
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$ 62.0
Capital Expenditures	$ 8.2	$10.5	$ 5.1	$27.1	$26.1	$22.3	$ 8.8	$ 4.6

Results By Segment

FINANCIAL PERFORMANCE

($ in millions)	12 Months Ended			
	12/31/05	12/31/06	12/31/07	9/30/08
Net Sales:				
RV Segment	$ 447.7	$ 508.8	$ 491.8	$ 422.6
MH Segment	221.4	220.4	176.8	149.2
Total Net Sales	$ 669.1	$ 729.2	$ 668.6	$ 571.8
Operating Profit:				
RV Segment	$ 43.3	$ 43.6	$ 63.1	$ 41.9
MH Segment	23.5	20.1	15.1	13.9
Total Segment Operating Profit	43.3	63.7	78.2	55.8
Amortization of intangibles	(1.4)	(2.5)	(4.2)	(4.8)
Corporate	(6.7)	(7.7)	(7.6)	(7.5)
Other items	(1.0)	1.8	(0.4)	1.7
Total Operating Profit	$ 57.7	$ 55.3	$ 66.0	$ 45.2